Exhibit 99.2

Interpace Diagnostics Announces Receipt of Letter From Nasdaq Confirming Compliance With Minimum Stockholders' Equity Requirement

Parsippany, NJ, April 13, 2017-- Interpace Diagnostics Group, Inc. (NASDAQ: IDXG) (the “Company”), a fully integrated commercial company that provides clinically useful molecular diagnostic tests and pathology services, today announced that on April 10, 2017 the Company received a letter from The Nasdaq Stock Market LLC stating that the Company has regained compliance with Listing Rule 5550(b)(1), which requires maintenance of a minimum of $2.5 million stockholders' equity in order to remain listed on The Nasdaq Capital Market.

About Interpace Diagnostics Group, Inc.

Interpace has three commercialized molecular tests: PancraGEN®, for the evaluation of pancreatic cysts and assessment of risk of concomitant or subsequent cancer; ThyGenX®, for the diagnosis of thyroid cancer from thyroid nodules utilizing a next generation sequencing assay; and ThyraMIR®, for the diagnosis of thyroid cancer from thyroid nodules utilizing a proprietary gene expression assay. Interpace's mission is to provide personalized medicine through molecular diagnostics and innovation to advance patient care based on rigorous science. For more information, please visit Interpace Diagnostics’ website at www.interpacediagnostics.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, relating to the Company's future financial and operating performance. The Company has attempted to identify forward looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "projects," "intends," "potential," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Known and unknown risks, uncertainties and other factors include, but are not limited to, the Company's ability to adequately finance the business, its ability to restructure its debt and other obligations, the market's acceptance of its molecular diagnostic tests, it’s ability to retain or secure reimbursement, its ability to secure additional business and generate higher profit margins through sales of its molecular diagnostic tests, in-licensing or other means, projections of future revenues, growth, gross profit and anticipated internal rate of return on investments and its ability to maintain its NASDAQ listing.

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com

Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Annual Report on Form 10-K filed with the SEC on March 31, 2017. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

CONTACTS:

Interpace Diagnostics

Investor Relations:

Paul Kuntz

Redchip

Paul@Redchip.com

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com